UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: May 10, 2007 (Date of earliest event reported)
International Gold Resources, Inc. (Exact name of registrant as specified in its charter)

DE (State or other jurisdiction of incorporation)	000-50103 (Commission File Number)	71-911780705 (IRS Employer Identification Number)

15321 Main St. NE. 152, Duvall, WA. (Address of principal executive offices)		98019 (Zip Code)
425-844-2535 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 - Other Events

On May 10, 2007, the Company signed Mr. David H. Francisco and Lawrence T. Kurlander as advisors to Mr. Tim Acton, CEO, and the Board of Directors. Mr. Francisco and Mr. Kurlander entered into a consulting agreement by which each will receive consulting fees in the form of warrants for services rendered. A copy of the Agreement is attached hereto as Exhibit 10.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Financial Statements: None

Exhibits

10.1 Consulting Agreement

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: _____ May, 2007	INTERNATIONAL GOLD RESOURCES, INC. By: Tim Acton, CEO